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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                                  FORM 8-K
                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2006



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



            001-13255                                     43-1781797
            ---------                                     ----------
            (COMMISSION                                   (IRS EMPLOYER
            FILE NUMBER)                                  IDENTIFICATION NO.)



  575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI   63166-6760
  ---------------------------------------------------------------   ----------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         ZIP CODE)




                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.  REGULATION FD DISCLOSURE

         As previously reported, on December 17, 2003, Solutia Inc. ("Solutia") and its fourteen U.S. subsidiaries (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         As previously announced in a press release and Form 8-K filed by Solutia, on February 13, 2006 the Debtors filed with the Bankruptcy Court the Debtors' Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code (the "Disclosure Statement"). The Disclosure Statement was furnished as an exhibit to a Form 8-K filed on February 21, 2006.

         On February 27, 2006, Solutia filed with the Bankruptcy Court a revised Exhibit D - Reorganized Debtors' Projections ("Exhibit D") to the Disclosure Statement. Exhibit D has been revised to clarify certain references in the original filing and to provide, among other things, additional information describing the nature and amount of certain non-recurring items included in the historical financial statements. A copy of the revised Exhibit D is furnished as Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

  Exhibit Number     Description
  --------------     -----------

     99.1 Revised Exhibit D to Debtors' Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code










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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                                SOLUTIA INC.
                                                -------------------------------
                                                (Registrant)

                                                /s/ Rosemary L. Klein
                                                ---------------------
                                                Senior Vice President, General
                                                Counsel and Secretary


DATE: February 27, 2006